     As filed with the Securities and Exchange Commission on August 4, 2000
                                                    Registration No. 333-_______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ________________________

                             NETSOLVE, INCORPORATED
             (Exact name of registrant as specified in its charter)

          Delaware                                       75-2094811-2
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

                           12331 Riata Trace Parkway
                              Austin, Texas 78727
                                 (512) 340-3000
              (Address, including zip code, and telephone number,
              including area code, of principal executive offices)

          NetSolve, Incorporated Long-Term Incentive Compensation Plan
                            (Full title of the plan)

             Craig S. Tysdal, President and Chief Executive Officer
                             NetSolve, Incorporated
                           12331 Riata Trace Parkway
                              Austin, Texas 78727
                                 (512) 340-3000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                        Worsham Forsythe Wooldridge LLP
                          Attn: L. Scott Austin, Esq.
                        1601 Bryan Street, 30/th/ Floor
                              Dallas, Texas 75201

                        CALCULATION OF REGISTRATION FEE

==========================================================================================================================
                                                                    Proposed              Proposed
   Title of Securities to Be Registered        Amount to Be     Maximum Offering     Maximum Aggregate       Amount of
                                                Registered     Price Per Share (1)   Offering Price(1)    Registration Fee
--------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $ 0.01 per share.    3,000,000 shares        $23.78            $71,340,000.00         $18,834.00
==========================================================================================================================

(1) Calculated solely for the purposes of determining the registration fee under Rule 457(c) and (h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low prices per share of Common Stock of NetSolve, Incorporated reported on the NASDAQ National Market on August 1, 2000.

================================================================================

                   INCORPORATION BY REFERENCE OF CONTENTS OF
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-94401

     Pursuant to General Instruction E of Form S-8, the contents of Registration Statement on Form S-8 (Reg. 333-94401) filed with the Securities and Exchange Commission on January 11, 2000, is incorporated by reference herein.

                                    EXHIBITS

     Exhibit No.    Description
     -----------    -----------

         5.1        Opinion of Worsham Forsythe Wooldridge LLP.
        23.1 Consent of Worsham Forsythe Wooldridge LLP (contained in Exhibit 5.1).
        23.2        Consent of Independent Auditors.
        24.1        Power of Attorney (see signature page).

                               POWER OF ATTORNEY

     Each director and/or officer of the registrant whose signature appears below hereby appoints the Agent for Service named in this registration statement as his or her attorney in fact to sign in his or her name and behalf, in any and all capacities stated below, and to file with the Securities and Exchange Commission, any and all amendments, including post-effective amendments, to this registration statement, and the registrant hereof also appoints such Agent for Service as its attorney-in-fact with like authority to sign and file any such amendments in its name and behalf.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Austin, State of Texas, on August 4, 2000.

                              NETSOLVE, INCORPORATED


                              By:         /s/ Craig S. Tysdal
                                 ----------------------------------------
                                   Craig S. Tysdal, President and Chief
                                            Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and with date indicated.

                    Signature                                 Title                      Date
                    ---------                                 -----                      ----
               /s/ Craig S. Tysdal               Principal Executive Officer and      August 4, 2000
-----------------------------------------------              Director
       (Craig S. Tysdal, President and
           Chief Executive Officer)

             /s/ Kenneth C. Kieley                  Principal Financial Officer       August 4, 2000
-----------------------------------------------   and Principal Accounting Officer
 (Kenneth C. Kieley, Vice President - Finance,
   Chief Financial Officer and Secretary)

            /s/ J. Michael Gullard                           Director                 August 4, 2000
-----------------------------------------------
(J. Michael Gullard, Chairman of the Board)

               /s/ Joel P. Adams                             Director                 August 4, 2000
-----------------------------------------------
                (Joel P. Adams)

           /s/ Howard D. Wolfe, Jr.                          Director                 August 4, 2000
-----------------------------------------------
            (Howard D. Wolfe, Jr.)

            /s/ John S. McCarthy                             Director                 August 4, 2000
-----------------------------------------------
             (John S. McCarthy)

          /s/ Suzanne C. Narducci                            Director                 August 4, 2000
-----------------------------------------------
          (Suzanne C. Narducci)

        /s/  G. Joseph Lueckenhoff                           Director                 August 4, 2000
-----------------------------------------------
         (G. Joseph Lueckenhoff)

                               INDEX TO EXHIBITS

                                    Exhibit
                                    -------

           No.           Description
           ---           -----------

           5.1           Opinion of Worsham Forsythe Wooldridge LLP.
          23.1 Consent of Worsham Forsythe Wooldridge LLP (contained in Exhibit 5.1).
          23.2           Consent of Independent Auditors.
          24.1           Power of Attorney (see signature page).